Exhibit 10.50

                   OTC Issuer Stock Option Master Agreement

                              TERMS AND CONDITIONS

      The terms and conditions below shall govern all transactions in Options (as hereinafter defined) between Goldman Sachs & Co. ("GS&Co.") and the undersigned (the Company). These terms and conditions are collectively referred to as the "Agreement". Please acknowledge your agreement to and acceptance of this Agreement by signing and returning the enclosed copy hereof. Until the signed copy of this Agreement is received, any Option transactions entered into between the Company and GS&Co. shall nevertheless be governed hereby.

1.  Definitions.

(a) American Option: An Option which may be exercised on any Business Day, except an the Expiration Date, between the hours of 9:00 A.M. and 2:30 PM. Now York time, and on the Expiration Date between the hours of 9:00 A.M. and 4:30 P.M., New York time,

(b) Averaging Period: The number of consecutive Business Days indicated in the Confirmation beginning on and including the Exercise Date,

(c) Business Day: Any day that (1) Federal Reserve Member Banks in New York, NY are open for business, and (2) the primary market for trading the Option Securities Is (or, but for the existence of a Market Disruption Event, would be) open for business.

(d) Confirmation: The written evidence of an Option delivered by GS&CO, to the Company, containing the specific terms with respect thereto. Each Confirmation, signed by both the Company and GS&CO , together with this Agreement, shall constitute the written agreement between the Company and GS&Co. with respect to such Option. GS&Co. shall send the Confirmation to the Company by facsimile. on the Trade Date and the Company shall immediately review the terms thereof for accuracy and, if accurate, countersign and return the Confirmation (by facsimile) to GS&Co. If the Confirmation is inaccurate, GS&Co. will promptly correct the Confirmation and resend it to the Company for signature. Such confirmation delivered by GS&Co. together with this Agreement shall constitute the written agreement between the Company and GS&Co. with respect to such option unless the Company notifies GS&Co. within three Business Days of its objections to that Confirmation.

(e) Contracts: The 'Trading Unit" of an Option, consisting Initially of 100 shares of the Option Security, subject to adjustment as provided in Section 2.

(f) Early Termination Amount: The net amount payable by one party to the other, calculated by the Non-Defaulting party by aggregating and setting-off, as applicable:

         (i) the outstanding payments due (or that would have been due but for Section 6) under this Agreement to each party immediately prior to the Early Termination Date;

         (ii) the Replacement Value of Options to be settled under Section 9 which are unexercised immediately prior to the Early Termination Date;

         (iii) the Non-Defaulting Party's Other Expenses; and

         (iv) at the option of the Non-Defaulting party, any cash collateral or the liquidation value of non-cash collateral.

(g) European Option, An Option which may be exercised only on the Expiration Date between the hours of 9:00 A.M. and 4:30 PM. New York time.








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(h) Exercise  Date;  The  Business Day on which  exercise of an Option is, or is deemed to be, effective.

(i)Exercise Price: The price per share, as set forth in a Confirmation, at which an Option Security may be purchased or sold or otherwise settled upon exercise of the related Option.

(j) Expiration Date: For an Option means 4:30 PM., New York time, on the date identified as the Expiration Oats in the related Confirmation, at which time, if an Option has not been exercised, the rights granted to the holder thereunder expire and the Option is deemed terminated. If an Expiration Date is not a Business Day, then the next succeeding Business Day shall be deemed to be the Expiration Date for such Option.

(k) Major Dealer: A securities broker/dealer or bank other than an affiliate of the Non-Defaulting Party selected by the Non-Defaulting Party, which has a net worth of at least U.S.$200,000,000 (or its equivalent) and regularly makes markets in Options on securities and indices,

(1) Market Disruption Event: The occurrence during the half hour period immediately prior to the time at which valuation will take place of the material suspension or material limitation of trading in (i) Option Securities on the primary market or (ii) options or futures on Option Securities on the primary market or on any other exchange on which such options or futures are traded. For the purposes of this definition, (iii) a limitation on the hours and number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the primary market or other relevant exchange and (iv) a limitation on trading imposed during the course of a day by reason of movements in price otherwise exceeding levels permitted by the primary market or other relevant stock exchange may, if GS&Co. so determines, constitute a Market Disruption Event.

(m) Market Price; The closing sale price (or, if no closing sale price is reported, the average of the bid and asked prices) reported on the Now York Stock exchange or, in the event the Option Security is not listed on the New York Stock Exchange, such other national or regional stock exchange upon which the Option Security Is listed and principally traded. If the Option Security is not listed on a national or regional securities exchange, then the Market Price will be the average of the closing bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

(n) Option: The right, but not the obligation, of the holder (purchaser) of an Option to purchase from the issuer (seller) of the Option (in the case of a "Call Option") or to sell to its issuer (In the case of a "Put Option") the number of Contracts set forth in the applicable Confirmation.

(o) Option Security: With respect to any Option, the security of the Company identified in the related Confirmation for purchase or sale upon exercise of the Option.

(p) Other Expenses, In relation to an Early Termination Date, all costs, losses and expenses (including, without limitation, legal fees, stamp, registration, documentation and similar taxes, and value added taxes but for the avoidance of doubt, without duplication of any amounts failing within subparagraphs (i) and
(ii) of the definition of Early Termination Amount) incurred or suffered by the Non-Defaulting Party as a result of the other party's default, any steps taken by ft to implement, protect or enforce its rights under the Agreement and all commercially reasonable steps taken by it as a result of the default (or in contemplation of the impending default), including purchase or sale of Option Securities pursuant to Options exercised but not settled, In order to unwind any hedges or cover any expenses,

(q) Premium., The purchase price of an Option specified in the Confirmation.

(r) Quotation., In respect of an Option, a quotation from a Major Dealer of the amount that would be required to be paid by or to the Non-Defaulting Party for an instrument that would have the effect of preserving the economic equivalent of the payment and/or delivery obligations of the parties under





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the Option that would,  but for the  occurrence of the Early  Termination  Date, otherwise have fallen due.

(s) Replacement Value: With respect to an Option, the value of the Option calculated as an amount equal to:
     (i)    the arithmetic mean of three Quotations; or
     (ii) if only two Quotations are available to the Non-Defaulting Party, the arithmetic mean of those two Quotations; or
     (iii)  if only one Quotation Is available, that Quotation; or
     (iv)   if  no   Quotation   Is   available,   the  amount  reasonably
            determined by the Non-Defaulting Party to be the value of the Option on the Early Termination Date.

(t) Settlement Value; The amount In U.S. dollars by which the Exercise Price exceeds the Market Price (in the case of a Put Option) or the Market Price exceeds the Exercise Price (in the case of a Call Option) in either case multiplied by the number of shares of the Option Security covered by an exercise notice given pursuant to Section 3 below. The Market Price shall be determined as of the Exercise Date, or, If an Averaging Period is indicated in the Confirmation, the average of the Market Prices for each Business Day in the Averaging Period.

2. Adjustments . The Exercise Price and the Trading Units of an Option are each subject to adjustments as follows:

(a) During the term an Option is in effect (the "Exercise Period"), if any adjustment is made by the Options Clearing Corporation or its successors ("OCC") in the terms of outstanding OCC-issued options ("OCC Options") on the Option Securities, an equivalent and pro rata adjustment shall be made in the terms of such Option to the extent such adjustment is applicable on the date of any exercise of such Option, Except as provided in Sub-paragraph (b) below, no adjustments shall be made in the terms of such Option in any event that does not result in an adjustment to the terms of outstanding OCC Options on Option Securities. Without limiting the generality of the foregoing NO ADJUSTMENT SHALL BE MADE IN THE TERMS OF ANY OPTION FOR ORDINARY CASH DIVIDENDS ON OPTION SECURITIES. A summary of the terms under which the OCC may make adjustments is set forth below:

      (i) Whenever there is a dividend, stock dividend, stock distribution, stock split, reverse stock split, rights offering, distribution, reorganization, recapitalization, reclassification or similar event in respect of the Option Securities or a merger, consolidation, dissolution or liquidation of the issuer of the Option Securities, the number of option contracts, the unit of trading, the exercise price, and the Option Securities, or any of them, with respect to all outstanding option contracts open for trading in the Option Securities may be adjusted.

      (ii) All adjustments pursuant to this Section shall be made by GS&Co. by reference to actions taken by the Securities Committee of the OCC and in consultation with the Company, The Securities Committee determines whether to make adjustments to reflect particular events in respect of the Option Securities and the nature and extent of any such adjustment, based on Its judgment as to what is appropriate for the protection of Investors and the public Interest, taking into account such factors as fairness to holders and writers of option contracts on the Option Securities, the maintenance of a fair and orderly market in options on the Option Securities, consistency of Interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the Option Securities. The Securities Committee of the OCC may, in addition to determining adjustments on a case-by-case basis, adopt statements of policy or interpretation having general application to specified types of events.

      (iii) In the case of a stock dividend, stock distribution or stock split whereby one or more Option Securities are issued with respect to each outstanding Option Security, each Option covering the Option Securities shall be increased by the same number of additional rights as the number of shares Issued








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with respect to each Option  Security  under the Option.  The Exercise Price per share in effect immediately prior to such event' shall be proportionately reduced, and the unit of trading shall remain the same.

      (iv) In the case of a stock dividend, stock distribution or stock split whereby other than a whole number of Option Securities are issued in respect of each outstanding share, the Exercise Price in effect immediately prior to such event shall be proportionately reduced, and conversely, in the case of a reverse stock split or combination of shares of the Option Security, the Exercise Price in effect immediately prior to such event shall be proportionately increased, Whenever the Exercise Price with respect to an Option has been reduced or increased in accordance with this Sub-paragraph (iv), the unit of trading shall be proportionately increased or reduced, as the case may be.

      (v) In the case of any distribution made with respect to Option Securities, other than cash distributions subject to paragraph (a) and other than distributions for which adjustments are provided in Sub-paragraphs (iii) or
(iv), if an adjustment is determined by the Securities Committee of the OCC to be appropriate, 1) the Exercise Price in effect immediately prior to such event shall be reduced by the value per share of the distributed property, in which event the unit of trading shall not be adjusted, or 2) the unit of trading in effect Immediately prior to such event shall be adjusted so as to include the amount of property distributed with respect to the number of shares of the Option Security represented by the unit of trading in affect prior to such adjustment, in which event the Exercise Price shall not be adjusted.

      (vi) Adjustments shall as a general rule become effective on the "ex-date" established by the primary market on which the Option Securities are open for trading.

(b) If at any time during the life of an Option there shall be no outstanding OCC options on Option Securities, and an event shall occur for which an adjustment might have been required under the ByLaws, Rules and stated policies of the OCC applicable to the adjustment of OCC options, as described above, (the "OCC Adjustment Rules"), Company and GS&Co. shall mutually determine, applying the principles set forth in the OCC Adjustment Rules, whether to adjust the terms of such Option), and the nature of any such adjustment.

(c) No adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease in such price of at least one U.S. cant: provided that any adjustment which by reason of this Sub-paragraph (e) is not required to be made shall be carried forward and taken into account (as if such adjustment had been made at the time when it would have made but for the provisions of this Sub-paragraph (c)) in any subsequent adjustment. All calculations under this Subparagraph shall be made to the nearest U.S. cent with five tenths or more of a U.S. cent to be considered (rounded up) a full cent.

(d) If the Exercise Date falls on or after a date with effect from which an adjustment takes. retroactive affect pursuant to any of the provisions of this
Section 2 and such adjustment has not yet been reflected on such Exercise Date, the Settlement Value will be adjusted to reflect the additional Option Securities, being equal to the excess of the number of the Option Securities which would have been used In the calculation of the Settlement Value at such retroactively adjusted Exercise Price over the number of Option Securities covered by the Option immediately prior to such adjustment.

3.  Exercise Procedure; Automatic Exercise.

(a) An Option may be exercised by the holder thereof by giving notice of exercise either orally or In writing to the person specified for such purpose in the space provided below the signature block of this Agreement or as otherwise notified in writing to the holder of such Option. Oral notice of exercise shall be confirmed in writing within three Business Days. An Option may be exercised only in whole and not in part unless "Exercisable in part" is speoff led in the related Confirmation,






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(b) If the holder has not given  notice of  exercise  or notice of intent not to exercise to 'the writer by 4:30 P.M., New York time, on the Expiration Date, the Option shall be deemed to have been exercised by the holder if such Option is in-the-money based upon the Market Price on the Expiration Date. An Option is "in the money" as of 4.30 P.M. on the Expiration Date if the Settlement Value of the unexercised portion of such Option Is based on an amount equal to or greater than twenty-five cents ($.25) per share. GS&Co. shall attempt to notify the Company of such automatic exercise as soon as practicable but in any case by the close of business in New York on the Business Day following the Expiration Date. Failure or inability to give such notice will not affect the validity of the exercise.

4. Exercise Limit. If an Option is an American style option, the maximum aggregate number of shares of the Option Securitry as to which such Option and any similar (i.e., put or call) Option then outstanding may be exercised by the holder on any Business Day is the number of shares, if any, specified In the related Confirmation as the "Exercise Limit".

5.  Settlement upon Exercise.

     (a) If "Physical Settlement" is specified In the related Confirmation, within three Business Days following the Exercise Date (or such other period as agreed to by the Company and GS&Co.) payment for the Option Securities shall be made at the Exercise Price per share therefor in clearing house funds against delivery of such Option Securities. Option Securities will be delivered in good transferable form as is customary for that type of Option Security. Whenever an Option security is transferable or deliverable by wire transfer or book entry at a depository or clearing house at which both parties or their clearing agents are members, such method will be used to effect transfer or delivery, Physical delivery shall only be made if the foregoing cannot be affected.

      (b) If "Net Share Settlement" is specified in the related Confirmation, then the Company may elect to have the related Option settled by payment of the, Settlement Value in shares of the Option Security by giving notice of such election to GS&Co. at least two Business Days before the Exercise Date, provided that, the Option Security shall be listed for trading on the Now York Stock Exchange or Nasdaq at the time of such notice and on the Exercise Day.

     If such election is made, settlement " be made by delivery of the number of shares of the Option Security equal in value to the Settlement Value, with such shares valued based on the average of the Market Prices for the consecutive Business Days in the Net Share Valuation Period. The "Net Share Valuation Period" shall commence on (but exclude) the final Business Day of any Averaging Period and end on (and include) the date which follows it by the same number of Business Days in the Averaging Period. If no Averaging Period is indicated on the Confirmation, the Net Share Valuation Period shall be deemed to be the Business Day following the Exercise Date. Delivery of such shares shall be made "free" in good transferable form by the third Business Day following the Net Share Valuation Period.

      Net Share Settlement of an Option issued by the Company is subject to the following conditions precedent being fulfilled on the Exercise Date: the Company shall have (i) registered pursuant to an effective registration statement -filed under the Securities Act of 1933. as amended, the offering and sale by Goldman of not less than 125% of the shares of the Option Security necessary to fulfill the delivery obligation by the Company assuming that the number of such shares were determined on the basis of the average of the Market Price on the five (5) Business Days prior to the Exercise Date; (ii) delivered to Goldnan such number of prospectuses relating thereto as Goldman shall have reasonably requested and
(iii) entered into an indemnification agreement reasonably acceptable to Goldman covering the information contained in such prospectus. If these conditions precedent are not satisfied on the Exercise Date, Goldman may require such Option to be physically settled pursuant to Section 5(a).






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(c) Settlement for Fair Value:  On any Business Day prior to the Expiration Date
(the 'Notification Date"), the Company may irrevocably elect to Net Share Settle an Option (in whole or in part) at the fair market value (as determined below) by orally notifying GS&CQ. of the number of shares of the Option Security for which such election applies, The Company shall deliver written notice of such election by the close of business on the following Business Day by fax to Rachel Parrish at 212-346-2126. Upon receiving such notice, GS&Co. will quote to the Company a "Settlement Warrant Price", and a "Settlement Share Price" both expressed in dollars per share. If the Company accepts such Settlement Warrant Price and Settlement Share Price, the "Settlement Value" shall be the product of
(i) the number of shares designated by the Company on its notice,  multiplied by
(ii) the Settlement Warrant Price. Where an Option is to be settled by Settlement for Fair Value, the options shall settle on the third Business Day following the Notification Date by delivery of a number of shares to the holder of such Option. Where the Company is the writer of such Option, then delivery at shares under this provision is subject to the conditions precedent set forth In paragraph 5 (d)

(d) With respect to any Option that is to be settled by Net Share Settlement, if GS&Co. determines that a Market Disruption Event is occurring on what would otherwise be the Exercise Date, then the Exercise Date shall be the next Business Day on which a Market Disruption Event is not occurring, provided that if a Market Disruption Event is still subsisting on the fifth Business Day after the Exercise Date, then such fifth Business Day shall be the Exercise Date and GS&Co. shall determine the Market Price as of such fifth day. In the event that GS&Co. determines that a Market Disruption Event is occurring on a Business Day in an Averaging Period or a Net Share Valuation Period, then such period shall be extended so that the number of Business Days in such period on which a Market Disruption Event is not occurring equals the number of days indicated in the Confirmation for the Averaging Period, provided that if a Market Disruption Event is subsisting for five Business Days, then such fifth Business Day shall be deemed to conclude the Average Period or the Net Share Valuation Period.


6. No Default, Each obligation of a party In rasped of each Option to make a payment or deliver Option Securities is subject to the condition precedent that no Event of Default or event that, with the lapse Of time or the giving of notice or both, would become an Event of Default by the other party has occurred and is continuing.

7.  Representations, Warranties and Covenants

(a) The Company and GS&Co each represent and warrant to and covenant with the other with respect to this Agreement and each option entered into hereunder that:

      (i) This Agreement has been duly authorized, executed and delivered by such party and constitutes its valid and legally binding obligation, enforceable against such party In accordance with its terms; and the issuance sale and purchase, as the case may be, of each Option will be duly authorized, executed and, when delivered by such party, will constitute the valid and legally binding obligation of such party enforceable against such party in accordance with the terms thereof,

      (ii) The execution and delivery of this Agreement by such party does not, and the performance by it of its obligations hereunder and under each Option will not, violate, conflict with or constitute a breach under any agreement or instrument to which it is party or which is binding on any of its properties.

(b) Each party represents and warrants to the other that it has the right to enter into the Option transactions entered into hereunder,

(c) In addition to the foregoing, the Company represents and warrants to Goldman that (1) as of the trade date of each Option hereunder the Company's most recent Annual Report on Form 10-K, together with all reports subsequently filed by the Company pursuant to the Exchange Act, taken together, do not









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contain any untrue  statement  of a material  fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, In the light of the circumstances in which they were made, not misleading; and
(ii) it has taken such advice from its legal, tax and accounting advisors as it has deemed necessary prior to entering into this Agreement, and is not relying on Goldman for any such advice regarding this Agreement or any action either party may take or refrain from taking thereunder.

8. Default. If any of the following events (each an "Event of Default") shall occur with respect to a party to an Option (the "Defaulting Party"), the party which is not in default (the "Non-Defaulting Party") shall have the rights set forth in Section 9:

     (i) the Defaulting Party fails to perform any obligation required to be performed under this Agreement or any Option entered into hereunder, Including, without limitation, the failure to pay any Premium when due, and such failure is not cured within three Business Days after receipt of notice thereof;

     (ii) the Defaulting Party repudiates any of Its obligations hereunder or under any Option;

     (iii) a case in bankruptcy shall be commenced or consented to or a petition for the appointment of a receiver shall be filed by the Defaulting Party or brought against the Defaulting Party or the Defaulting Party shall make a general assignment for the benefit of creditors or admit in writing that it is unable to pay its debts as they become due, or shall suspend the transaction of its usual business or any material portion thereof or (if a corporation) shall be dissolved or shall be a party, other than the surviving party, to a merger or consolidation; or

     (iv) the Non-Defaulting Party shall reasonably believe in good faith that the Defaulting Party will be unable to meet its obligations when due for any reason and the Defaulting Party fails, after 10 Business Days prior written notice from the Non-Defaulting party to provide the Non-Defaulting Party with adequate assurance of Its ability to perform.

9.    Remedies.

(a) Upon the occurrence of an Event of Default and with respect to all unexpired but unexercised Options (for which purpose a partially exercised Option is an unexercised Option but only as to the unexercised portion), the Non-Defaulting Party may by written notice to the Defaulting Party sent while the Event of Default is continuing and a specifying the relevant Event of Default, elect to terminate and settle all Options (but not some only) in accordance with this
Section 9 on the Early Termination Date, being the date specified in and no earlier than the date of the notice.

(b) If an Early Termination Date occurs, the Non-Defaulting Party shall calculate the Early Termination Amount payable by one party to the other and shall as soon as reasonably practicable give to the Defaulting Party a statement thereof (including details of any relevant Quotations).

(c) The Early Termination Amount shall be payable on the Business Day immediately after notice of its amount Is given to the Defaulting Party and, unless payable by the Non-Defaulting Party, shall be paid together with interest thereon from (and including) the Early Termination Date to (but excluding) the date of payment at the rate, to the extent permitted by applicable law, of 2 per cent per annum above Morgan Guaranty Trust Company's prime (or base) commercial loan rate for short term borrowings as In effect from time to time.

      The parties agree that the amounts recoverable under this Section 9 are a reasonable preestimate of loss and not a penalty, Such amounts are payable for the loss of bargain and the loss of protection against future risks.






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(e) The Non-Defaulting  Party's rights under this Section 9 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise) against the Defaulting Party.

10.  Miscellaneous.

(a) A Confirmation sent by GS&Co. to the Company on a Business Day shall be deemed to have been received by the Company on the same day (or, if sent on a day which is not a Business Day, on the next succeeding Business Day) if sent by same-day messenger, by telex or other telecommunication device capable of transmitting or creating a written record of transmission, and on the third day after the day It Is sent if by first class mail, postage prepaid (or, if mailed on a day which is a Federal holiday, three days after the next succeeding day which is not a Federal holiday). If the Company fails to object to the terms contained in a Confirmation within three Business Days after receipt thereof, the terms of such Option (as evidenced by the Confirmation) shall be deemed to have been accepted,

(b) Neither this Agreement nor any Option may be assigned or transferred by either party hereto without the consent of the other party, except for an assignment and delegation of all of GS&Co.'s rights and obligations hereunder in whatever form GS&Co. determiner, may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of GS&Co.'s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, GS&Co. shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.

(c) This Agreement shall be governed by and construed In accordance with the Internal laws of the State of Now York, United States of America without giving effect to conflicts of law principles.

(d) This Agreement and each Option entered into hereunder shall be subject to all laws, rules and regulations applicable thereto, including, but not by way of limitation, the provisions of the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended and all rules and regulations, promulgated or to be promulgated thereunder. The Company and GS&Co., each acknowledge that the Options acquired by it from the other party hereunder will not be registered under the Securities Act of 1933, as amended (the "Act") and will be sold by the issuer of the Option in reliance upon the exemption for private placements pursuant to Section 4(2) of the Act.

(e) The parties agree that this Agreement and the terms of each Option entered into hereunder are confidential and may not be publicly disclosed by either party except with the prior written consent of the other party or pursuant to the demand or requirement of any court or regulatory agency having jurisdiction over a party.

(f) Each Option is being entered Into by the parties hereto acting as principal for their respective own account. Subject to the termination of any Option by expiration or full performance upon exercise, no failure on the part of either party to exercise, and no delay In exercising, any contractual right prior to termination of any such Option as aforesaid will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right. No modification or waiver of any provision hereof nor any consent to any departure by either party therefrom shall In any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given, All written notices hereunder shall be sent to a party at its address by mail, hand delivery or facsimile transmission as set forth below, or to such other address or telex number as a party shall have last notified the other party in writing, or to such other address as either party shall have last notified the other party in writing. For purposes of telephone notice, GS&Co.'s relevant telephone number and the Company's relevant telephone number are set forth below and each of GS&Co. and the Company shall notify the other in writing of any change thereof.

11. Arbitration.

(a) Arbitration Is final and binding on the Company and OS&CO.

(b) The Company and OS&CO. am waiving their right to seek remedies In court, including the right to a jury trial.

(c) Pre-arbitration discovery is generally more limited than and different from court proceedings.

(d) The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators Is strictly limited.

(e) The panel of arbitrators will typically Include a minority of arbitrators who were or are affiliated with the securities Industry.

      Any controversy between or among GS&Co. or ft affiliates, or any of Its or their partners, directors, agents or employees, on the one hand, and the Company or Its agents and affiliates, on the other hand, arising out of or relating to this Agreement or any Option entered into hereunder, shall be settled by arbitration, In accordance with the then current rules of, at the Company's election, the American Arbitration Association ("AAA',) or the Board of Arbitration of the Now York Stock Exchange ("BANYSE"). If the Company does not make such election by registered mail addressed to OS&CO. within five (5) Business Days after receipt of notification from GS&Co. requesting such election, then the Company Irrevocably authorizes OS&CO. to make such election on behalf of the Company. The award of the arbitrators shall be final, and judgment upon the award rendered may be entered in any court, state or Federal, having jurisdiction.

Neither party shall bring a putative or certified class action to arbitration, nor seek to enforce any pro-dispute arbitration agreement against any person who has Initiated in court a putative class action; who is a member of a putative class who has not opted out of the, class with respect to any claims encompassed by the putative class action until:

      (i)     the class certification is denied;

      (ii)    the class is decertified; or

      (iii)   the customer is excluded from the class by the court.

Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

      By signing below, the Company acknowledges receipt of a copy of this Options Agreement A pre-dispute arbitration clause is contained in Section 11 hereof.


                              GOLDMAN, SACHS & CO.
                              Name:    Tony Monaco
                              Address: 86 Broad Street New York, New York 10004

                              Telex No.:
                              Domestic:     WU Tlex 12-5654 Goldsachs
                              International:ITT421344GOLSAX
                                            TRT 177784 GSUT
                                            WUI62506G0LSAC
                              Telefax No.:   212-902-8996
                              Telephone No.: 212-902-0112

                              Exercise Notice to:     Equity Operations:
                                                      Options and Derivatives

Accepted and Agreed to this
 9 day of September, 1998,


Premisys Communications, Inc.

By: /s/ John J. Hagedorn
John J. Hagedorn
48664 Milmont Drive, Fremont, CA 94538

Telex No.:
      Domestic:
      International:


Telefax No.:   510-353-2321
Telephone No.: 510-353-2768

                       Robert W. Dilfer, VP and Corporate Controller
Exercise Notice to:   ---------------------------------------------------------

                         Above address and fax number

                       Performance Assurance Amendment to
                    OTC Issuer Stock Option Master Agreement


  Goldman, Sachs & Co. ("GS&Co.") and Premisys Communications, Inc. (the "Company"), having entered into an OTC Issuer Stock Option Master Agreement (the "Master Agreement"), agree that the Master Agreement is amended and modified by adding the following subsections which shall form and be a part of the Master Agreement as though included[ therein as of the date the Master Agreement became effective.


  1. Performance Assurance

  (a) For each option, the Company's "Performance Assurance Requirement" as of any day shall equal such Option's in-the-money amount on such day (if any) provided that in no event shall the Performance Assurance Requirement for an Option be less than zero.

  (b) The Company's "Aggregate Performance Assurance Requirement" as of any day shall equal the sum of (i) the Company's Basic Amount, plus (ii) the sum of the Performance Assurance Requirements on such day for all outstanding Options written by such party under the Master Agreement.

  (c) "Basic Amount" shall mean 15% of the Aggregate Put Strike Price Value.

  (d) "in-the-money" shall mean an amount equal to the product of the excess (if any) of the Option Exercise price over the Market Price, multiplied by the quantity of Option Securities in respect of such Option.

2.   Payment/Delivery of Performance Assurance

(a)  The  Company  will,  on  demand  by  GS&Co.,  pay  or  deliver  to  GS&Co.,
     Performance   Assurance  equal  to  the  Company's  Aggregate   Performance
     Assurance Requirement;

(b) Performance Assurance is due by the close of business in New York on the next Business Day following demand.

3.   Grant of Security Interest

The Company hereby grants to GS&Co. a first priority security interest in and a lien upon all Performance Assurance and all property included therein, together with the proceeds thereof, any distributions thereon and any property delivered in substitution therefor, as security for the satisfaction of the obligations of the Company under the Master Agreement. In the event of a default by the Company, GS&Co. shall have all of the rights With respect to the Performance Assurance granted to a secured party under the Uniform Commercial Code as then in effect in the State of New York. GS&Co. shall have the unrestricted right to use any property included in the Performance Assurance (subject only to its obligation to return such property, or property of the same class, Issue, issuer, series, principal amount, maturity and value to Company in accordance with the terms hereof), including but not limited to the fight to rehypothecate or transfer such property to third parties.

Performance Assurance shall at all times remain the property of the Company subject only to the extent of the interest and rights therein of GS&Co. as the pledgee and secured party thereof.

4. Value of Performance Assurance

Performance Assurance shall be provided by the deposit with GS&Co. of cash ("Cash Performance Assurance") or securities reasonably acceptable to GS&Co., which shall consist of the following types and shall be valued at the current market value as determined in good faith by GS&Co. less the percentage of the current market value indicated below:

  Securities issues or guaranteed by the united States or its Agencies

     Less than one year to maturity                                           1%

     One year but less than three years to maturity                           2

     Three years but less than five years to maturity                         3

     Five years but less than ten years to maturity                           4

     Ten years but less than twenty years to maturity                         5

     Twenty years or more to maturity                                         6

   U.S. Dollar denominated commercial paper rated at least Al/PI With less than 90 days to maturity (cannot constitute more than 20% of the
   required Performance Assurance                                             5

   U.S. Dollar denominated Municipal Bonds rated at least A3/A-   Maximum of 30%
                                                                  of Face Value
                                                                  or 8% of
                                                                  Market Value

   Other Securities acceptable to GS&Co.                      (to be determined)




5.  Return of Performance Assurance

If Performance Assurance held by GS&Co. exceeds the Company's Aggregate Performance Assurance Requirement, then GS&Co. shall, at the Company's request, return Performance Assurance to the Company sufficient to reduce the amount of Performance Assurance hold by GS&Co. to an amount not less than the Company's Aggregate Performance Assurance Requirement. GS&Co. will return all Performance Assurance if the Company's Aggregate Performance Assurance Requirement is zero.

Agreed to on September 9, 1998

   Goldman, Sachs & Co.                            Premisys Communications, Inc.



   By: /s/ Eric Schwartz                              By: /s/ John J. Hagedorn
   Name  Eric Schwartz                                Name John J. Hagedorn
   Title: Managing Director                           Title: VP/CFO

                           EQUITY OPTION CONFIRMATION

                                                        September 10, 1998
                                                        Trade Date
To:         Premisys Communications, Inc. (the "Company")
Attention:  John Hagedorn

Ladies and Gentlemen:

This Confirmation of the option transaction described below supplements any prior confirmation furnished to you in connection with such option transaction and supplements, forms a part of, and is subject to the agreement entered into between us containing terms and conditions governing over-the-counter options transactions for ft above referenced account.

         I.   Transaction:       The Company x  bought   _ sold
         II.  Option Security:   The Company's Common Stock ("PRMS")
         III. No. of Contracts:  7,500 (100 shares per contract)
         IV.  Expiration Date:   January 29,1999
         V.   Exercise Price:    $11.625 per share
         VI.  Premium:           $1.67 per share, net Total: $1,250,000.00
                                 Due and payable on September 15, 1999
         VII. Type of Option:      Put           X Call
                                   American      X European
                                   Exercise Limit:
         VIII.    Exercise:      X Physical Settlement   Cash Settlement
                                   Net Share Settlement

         IX.  Exercise Notice:   By telephone to writer's representative named
                                 below at writer's telephone number indicated
                                 below. Confirm in writing by fax to writer's
                                 number, at writer's address below.
         X.  Special terms:   Exercisable in whole only    X Exercisable in part
                           X  Net Share Settlement at Company's Election

     The Exercise Price shall be increased by an amount per share equal to the amount by which the Market Price on the Expiration Dale (if physically settled) or the Market Price as used in determining the Settlement value (if cash settled) exceeds $20.00 per share.

     If Net Share Settlement is elected, the Market Price as used In determining the Settlement Value will be the average of the Market Prices for the five trading days commencing an (and including) the Expiration Dale. The options will be settled on the third Business Day following the determination of the Settlement Value.

                                         Very truly yours,  GOLDMAN, SACHS & CO.

                                            By: /s/ Richard Sussman
                                                Managing Director

Please sign and return a copy of this Confirmation to Rachel Parrish at the address below
                                            Phone:   212-902-1722
                                            Fax:     212-346-2126
                                            Address: 1 New York Plaza,50th Floor
                                                     New York, NY 10004
                                            Exercise Notice to:Equity Operations
                                                     Options & Derivatives
                                            Attn:        Tony Monaco
Accepted and Agreed to on this
 9th  day of September, 1998
Premisys Communications, Inc.
By: /s/ John Hagedorn
Name: John Hagedom
Title:     Chief Financial Officer, and Vice President, Finance
Phone:     510-353-2768
Fax:       510-353-2321
Exercise Notice to:

                           EQUITY OPTION CONFIRMATION

                                                        September 10, 1998
                                                        Trade Date
To:         Premisys Communications, Inc. (the "Company")
Attention:  John Hagedorn

Ladies and Gentlemen:

This Confirmation of the option transaction described below supplements any prior confirmation furnished to you in connection with such option transaction and supplements, forms a part of, and is subject to the agreement entered into between us containing terms and conditions governing over-the-counter options transactions for ft above referenced account.

         I.   Transaction:       The Company     bought      X    sold
         II.  Option Security:   The Company's Common Stock ("PRMS")
         III. No. of Contracts:  10,000 (100 shares per contract)
         IV.  Expiration Date:   January 29,1999
         V.   Exercise Price:    $10.625 per share
         VI.  Premium:           $1.25 per share, net Total: $1,250,000.00
                                 Due and payable on September 15, 1999
         VII. Type of Option:    X Put        Call
                                   American  X European
                                   Exercise Limit:
         VIII.    Exercise:      X Physical Settlement   Cash Settlement
                                   Net Share Settlement

         IX. Exercise Notice:By telephone to writer's representative named below at writer's telephone number indicated below.
                             Confirm in writing by fax to writer's number, at
                             writer's address below.
         X.  Special terms:  Exercisable in whole only    X Exercisable in part
                           X Net Share Settlement at Company's Election

     The Exercise Price shall be increased by ft amount per share equal to the amount by which the Market Price on the Expiration Dale (if physically settled) or the Market Price as used in determining the Settlement value (if cash settled) exceeds $20.00 per share.

     If Net Share Settlement is elected, the Market Price as used In determining the Settlement Value will be the average of the Market Prices for the five trading days commencing an (and including) the Expiration Dale. The options will be settled on the third Business Day following the determination of the Settlement Value.

                                          Very truly yours, GOLDMAN, SACHS & CO.

                                            By: /s/ Richard Sussman
                                                Managing Director

Please sign and return a copy of this Confirmation to Rachel Parrish at the address below
                                            Phone:   212-902-1722
                                            Fax:     212-346-2126
                                            Address: 1 New York Plaza,50th Floor
                                                     New York, NY 10004
                                            Exercise Notice to:Equity Operations
                                                           Options & Derivatives
                                            Attn:        Tony Monaco
Accepted and Agreed to on this
 9th  day of September, 1998
Premisys Communications, Inc.
By: /s/ John Hagedorn
Name: John Hagedom
Title:     Chief Financial Officer, and Vice President, Finance
Phone:      510-353-2768
Fax:       510-353-2321
Exercise Notice to:

                           EQUITY OPTION CONFIRMATION

                                                        September 10, 1998
                                                        Trade Date
To:         Premisys Communications, Inc. (the "Company")
Attention:  John Hagedorn

Ladies and Gentlemen:

This Confirmation of the option transaction described below supplements any prior confirmation furnished to you in connection with such option transaction and supplements, forms a part of, and is subject to the agreement entered into between us containing terms and conditions governing over-the-counter options transactions for ft above referenced account.

         I.   Transaction:       The Company x  bought   _ sold
         II.  Option Security:   The Company's Common Stock ("PRMS")
         III. No. of Contracts:  7,500 (100 shares per contract)
         IV.  Expiration Date:   January 29,1999
         V.   Exercise Price:    $11.625 per share
         VI.  Premium:           $2.33 per share, net Total: $1,750,000.00
                                 Due and payable on September 15, 1999
         VII. Type of Option:      Put       X Call
                                   American  X European
                                   Exercise Limit:
         VIII.    Exercise:      X Physical Settlement    Cash Settlement
                                   Net Share Settlement

         IX. Exercise Notice:By telephone to writer's representative named below at writer's telephone number indicated below.
                             Confirm in writing by fax to writer's number, at
                             writer's address below.
         X.  Special terms:  Exercisable in whole only   X Exercisable in part
                          X  Net Share Settlement at Company's Election

     The Exercise Price shall be increased by ft amount per share equal to the amount by which the Market Price on the Expiration Dale (if physically settled) or the Market Price as used in determining the Settlement value (if cash settled) exceeds $20.00 per share.

     If Net Share Settlement is elected, the Market Price as used In determining the Settlement Value will be the average of the Market Prices for the five trading days commencing an (and including) the Expiration Dale. The options will be settled on the third Business Day following the determination of the Settlement Value.

                                          Very truly yours, GOLDMAN, SACHS & CO.

                                            By: /s/ Richard Sussman
                                                Managing Director

Please sign and return a copy of this Confirmation to Rachel Parrish at the address below
                                            Phone:  212-902-1722
                                            Fax:    212-346-2126
                                            Address:1 New York Plaza, 50th Floor
                                                    New York, NY 10004
                                            Exercise Notice to:Equity Operations
                                                           Options & Derivatives
                                            Attn:        Tony Monaco
Accepted and Agreed to on this
 9th  day of September, 1998
Premisys Communications, Inc.
By: /s/ John Hagedorn
Name: John Hagedom
Title:     Chief Financial Officer, and Vice President, Finance
Phone:      510-353-2768
Fax:       510-353-2321
Exercise Notice to:

                           EQUITY OPTION CONFIRMATION

                                                        September 10, 1998
                                                        Trade Date
To:         Premisys Communications, Inc. (the "Company")
Attention:  John Hagedorn

Ladies and Gentlemen:

This Confirmation of the option transaction described below supplements any prior confirmation furnished to you in connection with such option transaction and supplements, forms a part of, and is subject to the agreement entered into between us containing terms and conditions governing over-the-counter options transactions for ft above referenced account.

         I.   Transaction:       The Company     bought      X    sold
         II.  Option Security:   The Company's Common Stock ("PRMS")
         III. No. of Contracts:  10,000 (100 shares per contract)
         IV.  Expiration Date:   January 29,1999
         V.   Exercise Price:    $10.625 per share
         VI.  Premium:           $1.75 per share, net Total: $1,750,000.00
                                 Due and payable on September 15, 1999
         VII. Type of Option:    X Put          Call
                                   American   X European
                                   Exercise Limit:
         VIII.    Exercise:      X Physical Settlement    Cash Settlement
                                   Net Share Settlement

         lX. Exercise Notice:By telephone to writer's representative named below at writer's telephone number indicated below.
                             Confirm in writing by fax to writer's number,
                             at writer's address below.
         X.  Special terms:  Exercisable in whole only   X Exercisable in part
                          X  Net Share Settlement at Company's Election

     The Exercise Price shall be increased by ft amount per share equal to the amount by which the Market Price on the Expiration Dale (if physically settled) or the Market Price as used in determining the Settlement value (if cash settled) exceeds $20.00 per share.

     If Net Share Settlement is elected, the Market Price as used In determining the Settlement Value will be the average of the Market Prices for the five trading days commencing an (and including) the Expiration Dale. The options will be settled on the third Business Day following the determination of the Settlement Value.

                                         Very truly yours,  GOLDMAN, SACHS & CO.

                                            By: /s/ Richard J Susan
                                                Managing Director

Please sign and return a copy of this Confirmation to Rachel Parrish at the address below
                                            Phone:  212-902-1722
                                            Fax:    212-346-2126
                                            Address:1 New York Plaza, 50th Floor
                                                    New York, NY 10004
                                            Exercise Notice to:Equity Operations
                                                           Options & Derivatives
                                            Attn:        Tony Monaco
Accepted and Agreed to on this
 9th  day of September, 1998
Premisys Communications, Inc.
By: /s/ John Hagedorn
Name: John Hagedom
Title:     Chief Financial Officer, and Vice President, Finance
Phone:     510-353-2768
Fax:       510-353-2321
Exercise Notice to: